UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5400 Westheimer Court

Houston, Texas 77056

(Address of principal executive offices)

(713) 627-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 1, 2016, Spectra Energy Corp (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Citigroup Global Markets Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc., UBS Securities LLC and Wells Fargo Securities, LLC (the “Managers”). Pursuant to the terms of the Agreement, the Company may sell from time to time through the Managers, as the Company’s sales agents, shares of the Company’s common stock, $0.001 par value, having an aggregate gross sales price to the public of up to $500,000,000 (the “Shares”). Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions through the facilities of the New York Stock Exchange or otherwise or as may be agreed between the Company and the Managers.

Under the terms of the Agreement, the Company may also sell Shares from time to time to a Manager as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Shares to a Manager as principal would be pursuant to the terms of a separate terms agreement between the Company and the Manager.

The Shares will initially be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 that is currently on file (Registration No. 333-188226). Prior to the expiration of such registration statement, the Company will file a successor automatic shelf registration statement on Form S-3. Subsequent issuances of the Shares will be made pursuant to the Company’s successor registration statement.

The Managers and/or affiliates of each of the Managers have, from time to time, performed, and may in the future perform, various financial advisory and commercial and investment banking services for the Company and its affiliates, for which they have received and in the future will receive customary compensation and expense reimbursement. Affiliates of the Managers are lenders under credit facilities of the Company’s affiliates and hold commercial paper of the Company’s affiliates. To the extent the proceeds from the offering are used to repay indebtedness under such credit facilities or commercial paper programs, affiliates of the Managers may receive proceeds from the offering.

The summary of the Agreement in this report does not purport to be complete and is qualified by reference to the full text of the Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement dated as of March 1, 2016, among Spectra Energy Corp, Citigroup Global Markets Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc., UBS Securities LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Gibson, Dunn & Crutcher LLP as to the legality of the Shares.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in its opinion filed as Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/s/ Laura J. Buss Sayavedra
Laura J. Buss Sayavedra
Vice President and Treasurer

Date: March 1, 2016

Exhibit Index

Exhibit No.	Description
1.1	Equity Distribution Agreement dated as of March 1, 2016, among Spectra Energy Corp, Citigroup Global Markets Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc., UBS Securities LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Gibson, Dunn & Crutcher LLP as to the legality of the Shares.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in its opinion filed as Exhibit 5.1).

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